Huttig Building Products, Inc. Announces First Quarter 2014 Results

Sales Increase 9% in 2014 From 2013

ST. LOUIS, MO -- (Marketwired - April 24, 2014) - Huttig Building Products, Inc. (Huttig, or the Company) (NASDAQ: HBP), a leading domestic distributor of millwork, building materials and wood products, today reported financial results for the first quarter ended March 31, 2014.

Operating Summary

  Net sales in the first quarter 2014 were $135.3 million, representing a 9% increase over prior year net sales of $124.5 million.

  Net loss from continuing operations was $0.8 million in the first quarter 2014 compared to a net loss of $2.0 million a year ago. Net loss, including discontinued operations, was $4.0 million compared to $2.0 million a year ago.

  The Company recorded a $3.1 million charge for environmental liabilities related to a formerly owned property in Montana. This charge is reflected in discontinued operations.

  Adjusted EBITDA was $1.0 million in the first quarter 2014 compared to negative $0.5 million a year ago.

  Total available liquidity was $41.9 million at March 31, 2014 compared to $37.7 million a year ago.

"Despite a challenging business environment as a result of the unusually poor weather in the first quarter, our financial results from continuing operations continued to improve as we executed on our strategy of delivering profitable sales growth for our shareholders," said Jon Vrabely, Huttig's President and CEO. "We have been, and will continue to reinvest in our business to take advantage of market opportunities and further strengthen our financial performance."

Balance Sheet

At March 31, 2014, Huttig had $2.4 million of cash and cash equivalents plus $39.5 million of excess availability under its credit facility for total available liquidity of $41.9 million. A year ago, Huttig had $1.2 million of cash and cash equivalents plus $36.5 million of excess availability under its credit facility for total available liquidity of $37.7 million. Total debt was $78.7 million and $72.5 million at March 31, 2014 and 2013, respectively.

About Huttig

Huttig Building Products, Inc., currently in its 130th year of business, is one of the largest domestic distributors of millwork, building materials and wood products used principally in new residential construction and in home improvement, remodeling and repair work. Huttig distributes its products through 27 distribution centers serving 41 states. The Company's wholesale distribution centers sell principally to building materials dealers, national buying groups, home centers and industrial users, including makers of manufactured homes.

Forward Looking Statements

This press release contains forward-looking information as defined by the Private Securities Litigation Reform Act of 1995. This information presents management's expectations, beliefs, plans and objectives regarding future financial performance, and assumptions or judgments concerning such performance. Any discussions contained in this press release, except to the extent that they contain historical facts, are forward-looking and accordingly involve estimates, assumptions, judgments and uncertainties. There are known and unknown factors that could cause actual results or outcomes to differ materially from those addressed in the forward-looking information. Such known factors are detailed in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 filed with the Securities and Exchange Commission and in other reports filed by the Company with the Securities and Exchange Commission from time to time.

                      SUMMARY OF FIRST QUARTER RESULTS
                   ($ in millions, except per share data)

                                                   (unaudited)
                                           Three Months Ended March 31,
                                      -------------------------------------
                                             2014                 2013
                                      -----------------     ---------------
Net sales                             $  135.3    100.0%    $ 124.5   100.0%
Gross margin                          $   26.5     19.6%    $  23.1    18.6%
Operating expenses                    $   26.7     19.7%    $  24.5    19.7%
Operating loss                        $   (0.2)    -0.1%    $  (1.4)   -1.1%
Net loss from continuing operations   $   (0.8)    -0.6%    $  (2.0)   -1.6%
Net loss from continuing operations
 per share -
  basic and diluted                   $  (0.03)             $ (0.09)
Cash used by operating activities     $  (13.7)             $ (12.5)

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In millions, except per share data)

                                                            (unaudited)
                                                         Three Months Ended
                                                             March 31,
                                                        -------------------
                                                          2014       2013
                                                        --------   --------
Net sales                                               $  135.3   $  124.5
Cost of sales                                              108.8      101.4
                                                        --------   --------
  Gross margin                                              26.5       23.1
Operating expenses                                          26.7       24.5
                                                        --------   --------
  Operating loss                                            (0.2)      (1.4)
Interest expense, net                                        0.6        0.6
                                                        --------   --------
Loss from continuing operations before income taxes         (0.8)      (2.0)
Provision for income taxes                                     -          -
                                                        --------   --------
Net loss from continuing operations                         (0.8)      (2.0)
Net loss from discontinued operations, net of taxes         (3.2)         -
                                                        --------   --------
Net loss                                                $   (4.0)  $   (2.0)
                                                        ========   ========

Net loss from continuing operations per share - basic
 and diluted                                            $  (0.03)  $  (0.09)
Net loss from discontinued operations per share -
 basic and diluted                                         (0.14)         -
                                                        --------   --------
Net loss per share - basic and diluted                  $  (0.17)  $  (0.09)
                                                        ========   ========

Weighted average shares outstanding:
  Basic shares outstanding                                  23.3       22.6
  Diluted shares outstanding                                23.3       22.6

                HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                         CONSOLIDATED BALANCE SHEETS
                                (In millions)

                                                              March 31,
                                                        --------------------
                                                           2014       2013
                                                        ---------  ---------

ASSETS
CURRENT ASSETS:
  Cash and equivalents                                  $     2.4  $     1.2
  Trade accounts receivable, net                             60.2       54.6
  Inventories                                                75.1       64.1
  Other current assets                                        6.1        9.6
                                                        ---------  ---------
    Total current assets                                    143.8      129.5
                                                        ---------  ---------

PROPERTY, PLANT AND EQUIPMENT
  Land                                                        4.3        4.3
  Building and improvements                                  24.2       23.7
  Machinery and equipment                                    34.6       32.0
                                                        ---------  ---------
    Gross property, plant and equipment                      63.1       60.0
  Less accumulated depreciation                              46.8       44.2
                                                        ---------  ---------
    Property, plant and equipment, net                       16.3       15.8
                                                        ---------  ---------

OTHER ASSETS:
  Goodwill                                                    6.3        6.3
  Other                                                       1.8        2.1
  Deferred income taxes                                       7.9        7.4
                                                        ---------  ---------
    Total other assets                                       16.0       15.8
                                                        ---------  ---------
TOTAL ASSETS                                            $   176.1  $   161.1
                                                        =========  =========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                        CONSOLIDATED BALANCE SHEETS
                      (In millions, except share data)

                                                            March 31,
                                                      ---------------------
                                                         2014        2013
                                                      ---------   ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current maturities of long-term debt                $     0.8   $     0.4
  Trade accounts payable                                   52.6        43.7
  Deferred income taxes                                     7.9         7.4
  Accrued compensation                                      4.0         4.4
  Other accrued liabilities                                10.2        14.4
                                                      ---------   ---------
    Total current liabilities                              75.5        70.3
                                                      ---------   ---------
NON-CURRENT LIABILITIES:
  Long-term debt, less current maturities                  77.9        72.1
  Other non-current liabilities                             4.3         1.8
                                                      ---------   ---------
    Total non-current liabilities                          82.2        73.9
                                                      ---------   ---------

SHAREHOLDERS' EQUITY
  Preferred shares; $.01 par (5,000,000 shares
   authorized)                                                -           -
  Common shares; $.01 par (50,000,000 shares
   authorized: 24,578,066 and 24,324,025 shares
   issued at March 31, 2014 and March 31, 2013,
   respectively)                                            0.2         0.2
  Additional paid-in capital                               39.3        39.1
  Accumulated deficit                                     (21.1)      (22.4)
                                                      ---------   ---------
    Total shareholders' equity                             18.4        16.9
                                                      ---------   ---------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $   176.1   $   161.1
                                                      =========   =========

               HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
                   CONSOLIDATED STATEMENTS OF CASH FLOWS
                               ( In millions)

                                                           (unaudited)
                                                        Three Months Ended
                                                            March 31,
                                                      ---------------------
                                                         2014        2013
                                                      ---------   ---------
Cash Flows From Operating Activities:
  Net loss                                            $    (4.0)  $    (2.0)
  Adjustments to reconcile net loss to net cash used
   in operating activities:
    Net loss from discontinued operations                   3.2           -
    Depreciation and amortization                           0.9         0.7
    Stock-based compensation                                0.3         0.2
    Changes in operating assets and liabilities:
      Trade accounts receivable                           (15.9)      (12.5)
      Inventories                                          (8.4)       (9.1)
      Trade accounts payable                               11.8        12.1
      Other                                                (1.6)       (1.9)
                                                      ---------   ---------
    Total cash used in operating activities               (13.7)      (12.5)
                                                      ---------   ---------
Cash Flows From Investing Activities:
  Capital expenditures                                     (0.3)       (0.8)
                                                      ---------   ---------
    Total cash used in investing activities                (0.3)       (0.8)
                                                      ---------   ---------
Cash Flows From Financing Activities:
  Borrowings of debt, net                                  16.6        12.6
  Repurchase shares of common stock                        (0.8)       (0.4)
                                                      ---------   ---------
    Total cash provided by financing activities            15.8        12.2
                                                      ---------   ---------
Net increase (decrease) in cash and equivalents             1.8        (1.1)
Cash and equivalents, beginning of period                   0.6         2.3
                                                      ---------   ---------
Cash and equivalents, end of period                   $     2.4   $     1.2
                                                      =========   =========

Reconciliation of Non-GAAP Measures

The Company's definition of Adjusted EBITDA is net income (loss) adjusted for interest, income taxes, depreciation and amortization and other special significant items as listed in the table below.

We present Adjusted EBITDA because it is a primary measure used by management, and in our industry, to evaluate operating performance and enhances investors' overall understanding of the financial performance of our business. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as a measure of operating performance. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business other than GAAP results alone. Because not all companies use identical calculations, our presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA

The following table presents a reconciliation of net income (loss), the most directly comparable financial measure under U.S. GAAP, to Adjusted EBITDA for the periods presented (amounts in millions):

          HUTTIG BUILDING PRODUCTS, INC. AND SUBSIDIARY
              CONDENSED CONSOLIDATED ADJUSTED EBITDA
                           (unaudited)
                          (In Millions)

                                              Three Months Ended
                                                  March 31,
                                            ---------------------
                                               2014        2013
                                            ---------   ---------
Net loss                                    $    (4.0)  $    (2.0)
Discountinued Operations                          3.2           -
Interest expense, net                             0.6         0.6
Provision for income taxes                          -           -
Depreciation and amortization                     0.9         0.7
Stock compensation expense                        0.3         0.2
                                            ---------   ---------
Adjusted EBITDA                             $     1.0   $    (0.5)
                                            =========   =========

For more information, contact:

Don Hake
investor@huttig.com